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                                                                  Exhibit 10.11


Schedule to Form of Amended and Restated Severance Compensation Agreement Between the Company and Certain of its Officers


The Severance Agreement, substantially in the form as previously filed with the Securities and Exchange Commission, was entered on October 13, 1995 with the following officers of the Company:


George B. Brunt
Philip A. Wilkinson